EXHIBIT 10.3
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                                                               EXECUTION VERSION



                          PLEDGE AND SECURITY AGREEMENT

            This PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is dated as of July 17, 2006 and entered into by and among NEXTWAVE WIRELESS LLC, a Delaware limited liability company ("COMPANY"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a "SUBSIDIARY GRANTOR" and collectively "SUBSIDIARY GRANTORS") and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with
Section 16 hereof (each of Company, each Subsidiary Grantor, and each Additional Grantor being a "GRANTOR" and collectively the "GRANTORS") and THE BANK OF NEW YORK, as Collateral Agent for and representative of (in such capacity herein called "SECURED PARTY") the Beneficiaries (as hereinafter defined).

                             PRELIMINARY STATEMENTS

            A. Pursuant to that certain Purchase Agreement dated as of July 17, 2006 (said Purchase Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "PURCHASE AGREEMENT"; the terms defined therein and not otherwise defined in Section 26 or elsewhere herein being used herein as therein defined) by and among Company, each of the Guarantors named therein, each of the Purchasers named therein and Secured Party, as Collateral Agent, Company has issued Notes to the Purchasers (together with their successors and assigns and any subsequent holder of Notes permitted under the Purchase Agreement, "HOLDERS").

            B. Secured Party and Holders have entered into that certain Collateral Agency Agreement dated as of the date hereof (the "COLLATERAL AGENCY AGREEMENT"), pursuant to which Holders have appointed Secured Party, and Secured Party has agreed to act, as agent for the Holders under this Agreement.

            C. Subsidiary Grantors have executed and delivered the Guaranty in favor of Secured Party for the benefit of the Holders, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Purchase Agreement.

            D. It is a condition precedent to the purchase of the Notes by the Holders that Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

            NOW, THEREFORE, in consideration of the agreements set forth herein and in the Purchase Agreement and in order to induce Holders to purchase the Notes from Company pursuant to the Purchase Agreement, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.  Grant of Security.

            Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following Collateral of such Grantor, in each case



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whether now or hereafter existing, whether now owned or hereafter acquired, and whether or not subject to the Uniform Commercial Code as it exists on the date of this Agreement, or as it may hereafter be amended in the State of New York (the "UCC"), including the following (the "COLLATERAL"):

            (a) all Pledged Equity;

            (b) each of the Spectrum Cash Account, the Asset Sale Proceeds Account, and the Cash Reserve Account and all amounts on deposit from time to time in such accounts, including all Investments;

            (c) all FCC Licenses;

            (d) all Spectrum Leases;

            (e) the right to receive any payment of money, including without limitation general intangibles for money due or to become due, derived in any way from any FCC License, Foreign License, Spectrum Lease or Foreign Spectrum Lease; and

            (f) all Proceeds with respect to any of the foregoing Collateral.

            Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC), it being the intention of Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

            Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's rights or interests in or under, any license, contract, lease, permit, Instrument or franchise to which such Grantor is a party or any of such Grantor's rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, lease, permit, Instrument or franchise, or under applicable provisions of the Communications Act or FCC Rules, result in a breach of the terms of, or constitute a default under, such license, contract, lease, permit, Instrument, Security or franchise or applicable provisions of the Communications Act or FCC Rules (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision (including by reason of any modification or change thereto or any change in the interpretation by the FCC of applicable provisions of the Communications Act or FCC Rules by final non-appealable action of the FCC) the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests in accordance with the terms of any such ineffectiveness, lapse, termination, modification or change.

            Notwithstanding the foregoing, , it being acknowledged and agreed that the creation of a security interest in Equity Interests issued by a Foreign Subsidiary shall be limited to 66% of the issued and outstanding Capital Stock of such Foreign Subsidiary entitled to vote (within the meaning of Treas. Reg.


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Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock of such Foreign Subsidiary not entitled to vote (within the meaning of Treas. Reg.
Section 1.956-2(c)(2)) and the Collateral shall not include any other Equity Interests issued by such Foreign Subsidiary.

SECTION 2.  Security for Obligations.


            This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor. "SECURED OBLIGATIONS" means:

            (a) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Purchase Agreement and the other Note Documents; and

            (b) with respect to each Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantor now or hereafter existing under or arising out of or in connection with the Purchase Agreement, Guaranty, Parent Guaranty and the other Note Documents;

in each case together with all extensions or renewals thereof, whether for principal, interest, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Holder as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to Company or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Company or such Grantor for such amounts in the related bankruptcy proceeding).

SECTION 3.  Grantors Remain Liable.

            Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts, licenses and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts, licenses and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.



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SECTION 4.  Representations and Warranties.

            Each Grantor represents and warrants as follows:

            (a) OWNERSHIP OF COLLATERAL. Except as expressly permitted by the Purchase Agreement, such Grantor owns its interests in the Collateral free and clear of any Lien and has not filed, authorized, or permitted to be filed any effective financing statement or other instrument similar in effect covering all or any part of the Collateral in any filing or recording office.

            (b) PERFECTION. The security interests in the Collateral granted to Secured Party in accordance with the terms of Section 1 above for the ratable benefit of Holders hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 1 annexed hereto, (ii) in the case of the Pledged Equity consisting of certificated Securities, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities, and (iii) in the case of the Collateral Accounts, the execution and delivery to Secured Party of the Account Control Agreement providing for control by Secured Party thereof, the security interests in the Collateral granted to Secured Party for the ratable benefit of Holders will constitute perfected security interests therein in accordance with the terms of Section 1 above prior to all other Liens (except for Permitted Liens and Liens permitted by Section 5.15 of the Purchase Agreement), and all filings and other actions necessary or desirable to perfect and protect such security interests have been duly made or taken.(1)

            (c) OFFICE LOCATIONS; TYPE AND JURISDICTION OF ORGANIZATION. Such Grantor's name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, and organization number provided by the applicable Governmental Authority of the jurisdiction of organization are set forth on
Schedule 2 annexed hereto.

            (d) NAMES. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five year period preceding the date hereof, or, in the case of the Company, since April 13, 2005, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 3 annexed hereto.

            (e) DELIVERY OF CERTAIN COLLATERAL. All certificates evidencing, comprising or representing the Pledged Equity have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

            (f)   PLEDGED EQUITY. All of the Pledged Equity set forth on
Schedule 4 annexed hereto has been duly authorized and validly issued and is fully paid and non-assessable; there are no outstanding warrants, options or


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(1) Please confirm all Pledged Equity is certificated.

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other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Equity; Schedule 4 annexed hereto sets forth all of the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof.

            (g) COLLATERAL ACCOUNTS. Schedule 5 annexed hereto indicates the institution or intermediary at which each of the Spectrum Cash Account, the Cash Reserve Account and Asset Sale Proceeds Account is held and the account number.

            The representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than Additional Grantors) as of the date hereof and as to each Additional Grantor as of the date of the applicable Counterpart.

SECTION 5.  Further Assurances.

            (a) GENERALLY. Each Grantor agrees that from time to time, at the reasonable expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby in any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (ii) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party pursuant to Section 3.4 of the Purchase Agreement, and (iii) at Secured Party's request, appear in and defend any action or proceeding that may adversely affect such Grantor's title to or Secured Party's security interest in all or any material part of the Collateral. Each Grantor hereby authorizes Secured Party to file in any appropriate jurisdiction one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor.

            (b) PLEDGED EQUITY. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that (i) all certificates representing or evidencing the Pledged Equity shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Secured Party and (ii) it will, upon obtaining any additional Equity Interests in a Person that is, or becomes, a direct Material Subsidiary of such Grantor, promptly (and in any event within ten Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Equity; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Equity shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto. Within ten Business Days of each such acquisition, the representations and warranties contained in
Section 4(f) hereof shall be deemed to have been made by such Grantor as to such Pledged Equity, whether or not such Pledge Supplement is delivered.





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SECTION 6.  Certain Covenants of Grantors.

            Each Grantor shall:

            (a) give Secured Party at least 15 Business Days' prior written notice of (i) any change in such Grantor's name, identity or corporate structure (including without limitation by reason of the Conversion) and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

            (b) keep correct and accurate Records of Collateral at the locations described in Schedule 2 annexed hereto; and

            (c) permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such Records, and each Grantor agrees to render to Secured Party, at such Grantor's reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto, as provided in Section 3.4 of the Purchase Agreement.

SECTION 7.  Special Covenants With Respect to the Pledged Equity.

            (a) FORM OF PLEDGED EQUITY. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Equity for certificates or instruments of smaller or larger denominations. If any Pledged Equity is not a security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Pledged Equity into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Pledged Equity, which it shall promptly deliver to Secured Party as provided in this Section 7(a).

            (b) COVENANTS. Each Grantor shall (i) not, except as expressly permitted by the Purchase Agreement, permit any issuer of Pledged Equity to merge or consolidate unless all the outstanding Equity Interests of the surviving or resulting Person are, upon such merger or consolidation, subject to the provisions of the last paragraph of Section 1, pledged and become Collateral hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent corporation; (ii) cause each issuer of Pledged Equity not to issue Equity Interests in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor; (iii) immediately upon its acquisition (directly or indirectly) of any Equity Interests, including additional Equity Interests in each issuer of Pledged Equity, comply with Section 5(b), subject to the provisions of the last paragraph of Section 1; and (iv) at its expense perform and comply in all material respects with all terms and provisions of any agreement related to the Pledged Equity required to be performed or complied with by it.

            (c) VOTING AND DISTRIBUTIONS. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Equity or any part thereof for any purpose not prohibited by the terms of this Agreement or the Purchase Agreement; and (ii) each Grantor shall be entitled to


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receive and retain, and to utilize free and clear of the Lien hereof, any and all dividends, other distributions, principal and interest paid in respect of the Pledged Equity.

            Upon the occurrence and during the continuation of an Event of Default, subject to the provisions of Section 11(d) below, (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

            In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including giving or withholding written consents of holders of Equity Interests, calling special meetings of holders of Equity Interests and voting at such meetings), which proxy, subject to the provisions of Section 11(d) below, shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations (other than indemnification obligations that are intended to survive termination of the Note Documents), the cure of such Event of Default or waiver thereof as evidenced by a writing executed by Secured Party.

SECTION 8.  Secured Party Appointed Attorney-in-Fact.

            Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;





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            (b)   upon the occurrence and during the continuance of an Event of
Default, to receive, endorse and collect any drafts or other Instruments, Documents and other documents in connection with clause (a) above;

            (c) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;

            (d) to pay or discharge taxes or Liens (other than taxes not required to be discharged pursuant to the Purchase Agreement and Liens permitted under this Agreement or the Purchase Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

            (e) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with the Collateral Accounts and other documents relating to the Collateral;

            (f) to file, or cause to be filed, to the extent permitted by law, including the Communications Act and FCC Rules, such applications for approval and to take all other and further actions required to obtain any approvals or consents from the FCC or any other applicable regulatory authority required for the exercise of any right or remedy hereunder; and

            (g) subject to the provisions of Section 11(d) below, upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 9.  Secured Party May Perform.

            If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors.

SECTION 10. Standard of Care.

            The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any


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Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property or accords to collateral in which Secured Party has a similar interest.

SECTION 11. Remedies.

            (a) GENERALLY. If any Event of Default shall have occurred and be continuing, Secured Party may, subject to clause (d) below, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parts at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, and (ii) without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Pledged Equity. Secured Party or any Holder may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Holders shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of the disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.



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            (b)   PLEDGED EQUITY. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Equity conducted without prior registration or qualification of such Pledged Equity under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Equity for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that Secured Party shall have no obligation to delay the sale of any Pledged Equity for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Pledged Equity, upon written request, each Grantor shall and shall cause each issuer of any Pledged Equity to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the amount of Pledged Equity which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

            (c) COLLATERAL ACCOUNTS. In addition to any remedies set forth in clause (a) above, upon the occurrence and during the continuance of an Event of Default, Secured Party may instruct Account Bank to (i) sell any Investments or other Collateral relating to the Collateral Accounts, (ii) transfer all Investments or other Collateral relating to the Collateral Accounts, including any cash, to any other account established in Secured Party's (or its agent's or nominee's) name, (iii) register title to any other Collateral relating to any Collateral Account in the name of Secured Party or any of its nominees or agents, without reference to any interest of Grantor, or (iv) retain any of the Collateral relating to any Collateral Account as Secured Party's property (for the benefit of Holders) in satisfaction of an amount of Secured Obligations equal to the then-current market value of such Collateral retained as determined by Secured Party. All amounts and proceeds in any Collateral Account may, in the discretion of Secured Party during the continuance of an Event of Default, (i) be held by Secured Party as collateral for the Secured Obligations and/or (ii) then or at any time thereafter be applied pursuant to Section 12 hereof. Secured Party shall also have such rights and remedies in respect of such Collateral as are set forth in the Account Control Agreement.

            (d)   FCC AND GOVERNMENTAL APPROVALS.

                  (i) Notwithstanding any other provision of this Agreement, Secured Party shall take no action to exercise or enforce any remedy that is available to Secured Party pursuant to this Agreement which exercise or enforcement would constitute or result in any assignment of any FCC License, Spectrum Lease or any other Governmental Authorization or other Collateral or any transfer of control of any License Subsidiary or any FCC License, other Governmental Authorization or any Spectrum Lease or other Collateral, whether de jure or de facto, if such assignment or transfer of control of such License, Authorization or Lease or other Collateral would require, under then existing law (including the Communications Act and the FCC Rules or the written rules and regulations promulgated by the FCC or any other agency or government), the prior approval of the FCC or any other Governmental Authority, without first obtaining such approval; provided, however Secured Party shall not be liable to any person for such actions to the extent that Secured Party relies upon the advice of counsel or other experts selected by it in its sole discretion; and provided further that Collateral Agent may take the actions permitted under Section 11(c) above with respect to the Collateral Accounts (as currently defined herein), and the parties hereto expressly acknowledge that no such permitted action under
Section 11(c) would (x) involve the Pledged Equity, FCC Licenses or Spectrum Leases or (y) constitute or result in an assignment or transfer of control of a type described in this Section 11(d)(i).

                  (ii) Notwithstanding the foregoing, during the continuance of an Event of Default (as defined herein), each Grantor shall cooperate with Secured Party to ensure that Secured Party may obtain and enjoy the full rights and benefits granted to Secured Party by this Agreement and each other agreement, instrument and document delivered to Secured Party in connection herewith or in any document evidencing or securing the Collateral. Specifically, each Grantor shall

                  (A) cooperate fully with Secured Party in obtaining all approvals, consents, authorizations and qualifications from any Governmental Authority or instrumentality (including but not limited to the FCC) that Secured Party may, in its reasonable determination, deem necessary or advisable to accomplish any such transfer or assignment of all or any part of the Collateral and

                  (B) prepare, execute and, if requested by Secured Party, file with any Governmental Authority or instrumentality (including but not limited to the FCC) any application, request for consent, certificate, instrument or other document that Secured Party may, in its reasonable determination, deem necessary or advisable to accomplish any such transfer or assignment of all or any part of the Collateral.

                  (iii) Notwithstanding any other language and provision herein made, each Grantor hereby agrees to and authorizes an involuntary transfer of control of any Subsidiary of Company after and during the continuation of any Event of Default and, without limiting any rights of Secured Party under this instrument, authorizes Secured Party to nominate a trustee or receiver to assume control of any Subsidiary of Company, subject only to any required FCC or other Governmental Authority consent and/or judicial consent or approval pending in order to effectuate any such nomination and assumption of control. Such trustee or receiver shall have all rights and powers permitted to it by law or court order and as provided under this instrument and delegated to such trustee or receiver. Each Grantor hereby expressly waives the right to object to the appointment of a trustee or receiver as aforesaid and expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Secured Party. Each Grantor shall cooperate fully in obtaining each approval and consent of the FCC or any other Governmental Authority required to effectuate the foregoing, including without limitation the preparation, execution and filing with the FCC of the transferor's portion of any application or applications for consent to the transfer of control necessary or appropriate under Communications Act or the FCC's Rules for approval of the transfer of control or assignment of all or any portion of the Collateral. Each Grantor expressly acknowledges that its consent contemplates full cooperation by such Grantor in the preparation, execution and filing of FCC Form 603 or any other applicable FCC Form for involuntary transfer of any one or all of the FCC Licenses or Spectrum Leases, and further acknowledges that authorization of the FCC to the transfer of control of the right, title and interest of each Grantor in and to all or any FCC Licenses and Spectrum Leases is integral to Secured Party's realization of the value of the Collateral. Each Grantor further admits and acknowledges that there is no adequate remedy at law for failure of any Grantor to comply with the foregoing provisions and that such failure would not be compensable in damages. Each Grantor agrees that Secured Party is entitled to obtain specific performance of such Grantor's agreements under this paragraph of
Section 11(d), and hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance. Each Grantor acknowledges that the provisions of this paragraph are intended to be enforceable at all times whether before or after commencement of a proceeding for the dissolution, winding up, liquidation, arrangement, reorganization and whether in bankruptcy, insolvency, receivership, or upon any other similar proceeding involving any Grantor or any Subsidiary of Company.

            In addition to all other rights and remedies at law or equity which Secured Party may have, Secured Party shall have the right, subject to Section 11(d)(i) above, during the continuance of any Event of Default to apply at any time to a court having jurisdiction thereof for the appointment of a receiver of any and all of the Collateral. It is expressly agreed by each Grantor that such court shall appoint such receiver with the usual powers and duties of receivers in like cases and that such appointment shall be made by the court as a matter of strict right to Secured Party, and without reference to the adequacy of the value of the Collateral or to the solvency or insolvency of any Grantor or any Subsidiary of Company, or any party defendant to any suit. Each Grantor hereby specifically waives the right to object to the appointment of a receiver and hereby expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Secured Party.

            In the event of any changes in applicable law (including, without limitation, changes in the Communications Act or the FCC Rules, or any Grantor becoming subject to the jurisdiction of any applicable Governmental Authority) occurring after the date hereof that affect in any manner Secured Party's rights of access to, or use or sale of, the FCC Licenses or Spectrum Leases, or the procedures necessary to enable Secured Party to obtain such rights of access, use or sale (including, without limitation, changes allowing greater access), Secured Party and Grantors, upon request of Secured Party, shall amend this Agreement and the other Note Documents in such manner as Secured Party shall reasonably request, in order to provide Secured Party with such rights to the greatest extent possible consistent with such then applicable law.

SECTION 12. Application of Proceeds.

            Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following priority:

            FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

            SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) and, as to obligations arising under the Note Documents, as provided in the Note Documents; and

            THIRD: To the payment to or upon the order of Company, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 13. Indemnity and Expenses.

            (a) Grantors jointly and severally agree to indemnify Secured Party and each Holder in accordance with Sections 1.4 and 1.5 of the Purchase Agreement.

            (b) The obligations of Grantors in this Section 13 shall (i) survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Purchase Agreement and the other Note Documents and (ii), as to any Grantor that is a party to a Guaranty, be subject to the provisions of Section 1(b) thereof.

SECTION 14. Continuing Security Interest; Transfer of Notes; Termination and
            Release.

            (a) This Agreement shall create a continuing security interest as specified herein in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause but subject to the provisions of Section 10.2 of the Purchase Agreement, any Holder may assign or otherwise transfer any Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Holders herein or otherwise.

            (b) Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall automatically revert to the applicable Grantors without further action required by any party hereto. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale or other disposition of any Collateral by a Grantor in accordance with the Purchase Agreement for which such Grantor desires a security interest release from Secured Party, such a release may be obtained pursuant to the provisions of Section 10.4 of the Purchase Agreement.

SECTION 15. Secured Party as Agent.

            (a) Secured Party has been appointed to act as Secured Party hereunder by Holders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Purchase Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
Section 11 hereof in accordance with the instructions of the Required Holders.

            (b) Secured Party shall at all times be the same Person that is Collateral Agent under the Collateral Agency Agreement. Written notice of resignation by Collateral Agent pursuant to Section 4.05 of the Collateral Agency Agreement shall also constitute notice of resignation as Secured Party under this Agreement; and appointment of a successor Collateral Agent pursuant to Section 4.05 of the Collateral Agency Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon any such resignation or removal, the Required Holders shall have the right to appoint a successor Secured Party. If no successor Secured Party shall have been appointed by the Required Holders and shall have accepted such appointment within sixty
(60) days after the retiring Secured Party's giving of notice of resignation or the Required Holders' removal of the retiring Secured Party, then the retiring Secured Party's resignation or removal shall nonetheless be effective, and the Required Holders shall assume and perform all duties of the Secured Party until such time, if any, as the Required Holders appoint a successor secured party. Upon the acceptance of any appointment as Secured Party hereunder by a successor Secured Party, such successor Secured Party shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party, and the retiring Secured Party's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefits as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute (if necessary) and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

SECTION 16. Additional Grantors.

            The initial Grantors hereunder shall be Company and such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, the Parent and additional Subsidiaries of Company or the Parent may become Additional Grantors, by executing a Counterpart. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Secured Party not to cause any Material Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 17. Amendments; Etc.

            No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and the Required Holders and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Pledge Supplement by a Grantor in accordance with Section 5 hereof or a Counterpart by an Additional Grantor in accordance with Section 16 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 18. Notices.

            Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in Section 10.1 of the Purchase Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 19. Failure or Indulgence Not Waiver; Remedies Cumulative.

            No failure or delay on the part of Secured Party or Required Holders in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 20. Severability.

            In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 21. Headings.

            Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 22. Governing Law.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL AND EXCEPT TO THE EXTENT THAT THE RIGHTS AND OBLIGATIONS OF THE PARTIES ARE GOVERNED OR LIMITED BY THE COMMUNICATIONS ACT AND THE FCC RULES. The rules of construction set forth in subsection 1.3 of the Purchase Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 23. Consent to Jurisdiction and Service of Process.

            ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 18 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION

OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 23 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 24. Waiver of Jury Trial.

            GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GRANTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR GRANTORS AND SECURED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GRANTORS AND SECURED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH GRANTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 24 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 25. Counterparts.

            This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 26. Definitions.

            (a) Each capitalized term utilized in this Agreement that is not defined in the Purchase Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

            (b) In addition, the following terms used in this Agreement shall have the following meanings:

      "ACCOUNT BANK" means UBS Financial Services Inc.

      "ACCOUNT CONTROL AGREEMENT" means any or all of the Asset Sale Proceeds Account Control Agreement, the Cash Reserve Account Control Agreement and the Spectrum Cash Account Control Agreement.

      "ADDITIONAL GRANTOR" means a Subsidiary of Company that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

      "ASSET SALE PROCEEDS ACCOUNT" means the account established with Account Bank and designated "NextWave Wireless LLC -- Asset Sale Proceeds Accnt", as more fully described in Section 1 of the Asset Sale Proceeds Account Control Agreement, any replacement for such account established with the written consent of the Required Holders and any other account in which any investment of funds from such account may be held.

      "ASSET SALE PROCEEDS ACCOUNT CONTROL AGREEMENT" means the Account Control Agreement providing for control of the Asset Sale Proceeds Account dated as of the date hereof among Account Bank, Company and Secured Party.

      "BENEFICIARY" means each Holder of the Notes.

      "CASH RESERVE ACCOUNT" means the account established with Account Bank and designated "NextWave Wireless LLC -Cash Reserve Acct", as more fully described in Section 1 of the Cash Reserve Account Control Agreement, any replacement for such account established with the written consent of the Required Holders and any other account in which any investment of funds from such account may be held.

      "CASH RESERVE ACCOUNT CONTROL AGREEMENT" means the Account Control Agreement providing for control of the Cash Reserve Account dated as of the date hereof among Account Bank, Company and Secured Party.

      "COLLATERAL" has the meaning set forth in Section 1 hereof.

      "COLLATERAL ACCOUNT" means any or all of the Asset Sale Proceeds Account, the Cash Reserve Account and the Spectrum Cash Account.

      "COLLATERAL AGENCY AGREEMENT" means the Collateral Agency Agreement dated as of July 17, 2006 by and among the Secured Party and the Holders of the Notes.

      "COUNTERPART" means a counterpart to this Agreement in substantially the form of Exhibit II hereto entered into by a Subsidiary of Company pursuant to
Section 16 hereof.

      "EQUITY INTERESTS" means all shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.

      "FACILITIES" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by the Company.

      "FCC" means the Federal Communications Commission and any successor thereto.

      "FCC LICENSE" means any paging, mobile telephone, specialized mobile radio, microwave, personal communications services or other license, permit, consent, certificate of compliance, franchise, approval, waiver or authorization granted or issued by the FCC, including authorizing or permitting the acquisition, construction or operation of any Wireless Communications System.

      "FOREIGN LICENSE" means any paging, mobile telephone, specialized mobile radio, microwave, personal communications services or other license, permit, consent, certificate of compliance, franchise, approval, waiver or authorization granted or issued by any Governmental Authority other than the FCC, including authorizing or permitting the acquisition, construction or operation of any Wireless Communications System.

      "FOREIGN SPECTRUM LEASE" means any lease, license, agreement or other arrangement to which any Foreign Subsidiary of Company is now or may hereafter become a party pursuant to which any such Foreign Subsidiary leases, licenses or otherwise acquires or obtains any rights, whether exclusive or non-exclusive, with respect to radiofrequency specified in a Foreign License issued to the lessor or sublessor, in each case, as amended, restated, supplemented or otherwise modified from time to time.

      "GOVERNMENTAL AUTHORITY" means (a) the government of the United States of America or any state or other political subdivision thereof, (b) any government or political subdivision of any other jurisdiction in which the Company or any of its Subsidiaries conducts business, or which properly asserts jurisdiction over any Facilities, (c) any entity properly exercising executive, legislative, judicial, regulatory or administrative functions of any such government or (d) any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization

      "INVESTMENTS" means any property, including any Financial Asset or Investment Property, credited to any Collateral Account, and any other property acquired in exchange for, with proceeds from or distributions on, or otherwise in respect of such property.

      "MATERIAL SUBSIDIARY" means each of NextWave Broadband Inc., a Delaware corporation, Packet Video Corporation, a Delaware Corporation, NW Spectrum Co., a Delaware Corporation, AWS Wireless, Inc., a Delaware corporation, each other License Subsidiary, each Foreign Subsidiary that holds any Foreign Spectrum Holdings and each other Subsidiary of the Company or Parent that constitutes a "Significant Subsidiary" within the meaning of Regulation S-X promulgated by the SEC.

      "PLEDGED EQUITY" means all Equity Interests in a Material Subsidiary now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on
Schedule 4 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor; provided that, with respect to Equity Interests issued by a Foreign Subsidiary, such Equity Interests constituting Pledged Equity shall be limited to 66% of the issued and outstanding Capital Stock of such Foreign Subsidiary entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock of such Foreign Subsidiary not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)).

      "PLEDGE SUPPLEMENT" means a Pledge Supplement, in substantially the form of Exhibit I annexed hereto, in respect of any additional Pledged Equity pledged pursuant to this Agreement.

      "PURCHASE AGREEMENT" has the meaning set forth in the Preliminary Statements of this Agreement.

      "SECURED OBLIGATIONS" has the meaning set forth in Section 2 hereof.

      "SPECTRUM LEASE" means any lease, license, agreement or other arrangement to which any Grantor is now or may hereafter become a party pursuant to which any Grantor leases, licenses or otherwise acquires or obtains any rights, whether exclusive or non-exclusive, with respect to radiofrequency specified in an Underlying License, in each case, as amended, restated, supplemented or otherwise modified from time to time.

      "SPECTRUM CASH ACCOUNT" means the account established with the Account Bank and designated "NextWave Wireless LLC -- Spectrum Cash Acct", as more fully described in Section 1 of the Spectrum Cash Account Control Agreement, any replacement for such account established with the written consent of the Required Holders and any other account in which any investment of funds from such account may be held.

      "SPECTRUM CASH ACCOUNT CONTROL AGREEMENT" means the Account Control Agreement providing for control of the Spectrum Cash Account dated as of the date hereof among Account Bank, Company and Secured Party.

      "UCC" means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of New York.

      "UNDERLYING LICENSE" means any license granted by the FCC to a Person who is the lessor to a Grantor under a Spectrum Lease or, in the case of a sublease, to the Person who is the lessor to the applicable sublessor to the Grantor.

      "WIRELESS COMMUNICATIONS SYSTEM" means any system to provide telecommunications services, including, without limitation, specialized mobile radio system, radio paging system, mobile telephone system, cellular radio telecommunications system, conventional mobile telephone system, personal communications system, EBS/ITFS-based system or BRS/MDS/MMDS-based system, data transmission system or any other paging, mobile telephone, radio, microwave, communications, broadband or data transmission system.

      (c) The rules of construction set forth in subsection 1.3 of the Purchase Agreement shall be applicable to this Agreement mutatis mutandis.

                 [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



GRANTORS:                     NEXTWAVE WIRELESS LLC,
--------                      NEXTWAVE BROADBAND INC.,
                              NW SPECTRUM CO.,
                              AWS WIRELESS INC.,



                              Each By:   /s/ Frank Cassou
                                       ---------------------------------
                                        Name:  Frank Cassou
                                        Title:  Executive Vice President





                              NOTICE ADDRESS:  SEE SCHEDULE A ANNEXED HERETO.

                                    THE BANK OF NEW YORK,
                                    as Collateral Agent, as Secured Party


                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


                              Address:   The Bank of New York,
                                         Asset Solutions Division
                                         600 East Las Colinas Blvd.
                                         Suite 1300
                                         Irving, Texas 75039
                                         Attention: Director of Agent Services,
                                         Stephen Jerard

                                   SCHEDULE A
                                       TO
                               SECURITY AGREEMENT


--------------------------------------------------------------------------------
NAME OF GRANTOR                 NOTICE ADDRESS
--------------------------------------------------------------------------------

NextWave Wireless LLC           12670 High Bluff Drive
                                San Diego, California 92130

                                Attn: Frank Cassou
--------------------------------------------------------------------------------

NextWave Broadband Inc.         12670 High Bluff Drive
                                San Diego, California 92130

                                Attn: Frank Cassou
--------------------------------------------------------------------------------

PacketVideo Corporation         12670 High Bluff Drive
                                San Diego, California 92130

                                Attn: Frank Cassou
--------------------------------------------------------------------------------

NW Spectrum Co.                 12670 High Bluff Drive
                                San Diego, California 92130

                                Attn: Frank Cassou
--------------------------------------------------------------------------------

AWS Wireless Inc.               12670 High Bluff Drive
                                San Diego, California 92130

                                Attn: Frank Cassou
--------------------------------------------------------------------------------






                                  Schedule A-1

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT

                                 Filing Offices


--------------------------------------------------------------------------------

GRANTOR                         FILING OFFICE
--------------------------------------------------------------------------------

NextWave Wireless LLC           Delaware Secretary of State
--------------------------------------------------------------------------------

NextWave Broadband Inc.         Delaware Secretary of State
--------------------------------------------------------------------------------

PacketVideo Corporation         Delaware Secretary of State
--------------------------------------------------------------------------------

NW Spectrum Co.                 Delaware Secretary of State
--------------------------------------------------------------------------------

AWS Wireless Inc.               Delaware Secretary of State
--------------------------------------------------------------------------------







                                  Schedule 1-1

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT

           Office Locations, Type and Jurisdiction of Organization

---------------------------------------------------------------------------------

NAME OF       TYPE OF       CHIEF EXECUTIVE OFFICE    JURISDICTION  ORGANIZATION
GRANTOR       ORGANIZATION  /PRINCIPAL PLACE OF            OF         NUMBER
                            BUSINESS                 ORGANIZATION
---------------------------------------------------------------------------------

NextWave      Limited       12670 High Bluff Drive      Delaware     2630032
Wireless LLC  Liability     San Diego, California 92130
              Company
---------------------------------------------------------------------------------

NextWave      Corporation   12670 High Bluff Drive      Delaware     3886289
Broadband                   San Diego, California 92130
Inc.
---------------------------------------------------------------------------------

PacketVideo   Corporation   10350 Science Center        Delaware     2924300
Corporation                 Drive, Suite 210
                              San Diego, California
                            92121-1138
---------------------------------------------------------------------------------

NW Spectrum   Corporation   12670 High Bluff Drive      Delaware     4154858
Co.                         San Diego, California 92130
---------------------------------------------------------------------------------

AWS Wireless  Corporation   12670 High Bluff Drive      Delaware     4154827
Inc.                        San Diego, California 92130
---------------------------------------------------------------------------------


\





                                  SCHEDULE 2-1

                                   SCHEDULE 3
                                       TO
                               SECURITY AGREEMENT

                                   Other Names


--------------------------------------------------------------------------------

GRANTOR                         OTHER LEGAL NAMES
--------------------------------------------------------------------------------

NextWave Wireless LLC           None.
--------------------------------------------------------------------------------

NextWave Broadband Inc.         None.
--------------------------------------------------------------------------------

PacketVideo Corporation         PVC Acquisition Corp.
--------------------------------------------------------------------------------

NW Spectrum Co.                 None.
--------------------------------------------------------------------------------

AWS Wireless Inc.               None.
--------------------------------------------------------------------------------






                                  Schedule 3-1

                                   SCHEDULE 4
                                       TO
                               SECURITY AGREEMENT


---------------------------------------------------------------------------------------------------------------
                                         ISSUER'S                                                 PERCENTAGE OF
                                       JURISDICTION   CLASS            EQUITY                      OUTSTANDING
                                            OF          OF     PAR   CERTIFICATE     AMOUNT OF       EQUITY
      GRANTOR              ISSUE       ORGANIZATION   EQUITY  VALUE     NOS.     EQUITY INTERESTS    PLEDGED
---------------------------------------------------------------------------------------------------------------
NextWave Wireless    NextWave Broadband  Delaware     Common   $0.01      2      1,000 Authorized     100%
LLC                  Inc.                                                        1,000 Outstanding
---------------------------------------------------------------------------------------------------------------
NextWave Broadband   PacketVideo         Delaware     Common   $0.01     C-2     55,000,000           100%
Inc.                 Corporation                                                 Authorized
                                                                                 46,750,000
                                                                                 Outstanding
---------------------------------------------------------------------------------------------------------------
NextWave Broadband   NW Spectrum Co.     Delaware     Common   $0.01      1      1,000 Authorized     100%
Inc.                                                                             1,000 Outstanding
---------------------------------------------------------------------------------------------------------------
NextWave Broadband   AWS Wireless Inc.   Delaware     Common   $0.01      2      1,000 Authorized     100%
Inc.                                                                             1,000 Outstanding
---------------------------------------------------------------------------------------------------------------





                                  Schedule 4-1

                                   SCHEDULE 5
                                       TO
                               SECURITY AGREEMENT

                               Collateral Accounts


---------------------------------------------------------------------------
                                       ADDRESS OF
TYPE OF       DEPOSITORY BANK OR     DEPOSITORY BANK        ACCOUNT NUMBER
ACCOUNT        SECURITIES             OR SECURITIES
                INTERMEDIARY          INTERMEDIARY
---------------------------------------------------------------------------
Securities      UBS Financial         UBS Financial             01373
account         Services, Inc.        Services Inc.
(Spectrum Cash                        499 Washington
Account)                              Boulevard, 10th Floor
                                      Jersey City, New
                                      Jersey 07310
                                      Attn: Legal
                                      Verification Group
---------------------------------------------------------------------------
Securities      UBS Financial         UBS Financial             01374
account (Cash   Services, Inc.        Services Inc.
Reserve                               499 Washington
Account)                              Boulevard, 10th Floor
                                      Jersey City, New
                                      Jersey 07310
                                      Attn: Legal
                                      Verification Group
---------------------------------------------------------------------------
Securities      UBS Financial         UBS Financial             01370
account (Asset  Services, Inc.        Services Inc.
Sale Proceeds                         499 Washington
Account)                              Boulevard, 10th Floor
                                      Jersey City, New
                                      Jersey 07310
                                      Attn: Legal
                                      Verification Group
---------------------------------------------------------------------------






                                  Schedule 5-1

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT


                                PLEDGE SUPPLEMENT

            This Pledge Supplement, dated as of ________________ is delivered pursuant to the Security Agreement, dated as of July 17, 2006 between ____________________, a _______________ ("GRANTOR"), the other Grantors named therein, and The Bank of New York, as Collateral Agent and Secured Party for the benefit of Holders (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

            Grantor hereby agrees that the Pledged Equity set forth on Schedule A annexed hereto shall be deemed to be part of the Pledged Equity and shall become part of the Pledged Equity and shall secure all Secured Obligations.

            IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of
---------------.

                                    [GRANTOR]


                                    By:
                                       ---------------------------
                                       Title:
                                             ---------------------

                                   SCHEDULE A
                                       TO
                                PLEDGE SUPPLEMENT

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT

                              [FORM OF COUNTERPART]

            COUNTERPART (this "COUNTERPART"), dated as of _______________, is delivered pursuant to Section 16 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of July 17, 2006 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the "SECURITY AGREEMENT"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among NextWave Wireless LLC, a Delaware limited liability company, the other Grantors named therein, and The Bank of New York, as Collateral Agent and Secured Party for the benefit of the Holders. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 16 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

            (i) authorizes the Secured Party to add the information set forth on the Schedules to this Counterpart to the correlative Schedules attached to the Security Agreement;

            (ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

            (iii) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

                                    [NAME OF ADDITIONAL GRANTOR]


                                    By:
                                       ---------------------------
                                       Name:
                                            ----------------------
                                       Title:
                                             ---------------------